STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2003
                        AS SUPPLEMENTED OCTOBER 15, 2003
                             AND NOVEMBER 14, 2003

                                     Trust:
                           PBHG INSURANCE SERIES FUND

                                   Portfolios:
                            PBHG GROWTH II PORTFOLIO
                         PBHG LARGE CAP GROWTH PORTFOLIO
                             PBHG MID-CAP PORTFOLIO
                            PBHG SELECT 20 PORTFOLIO
                           PBHG SELECT VALUE PORTFOLIO
                         PBHG SMALL CAP GROWTH PORTFOLIO
                            PBHG SMALL CAP PORTFOLIO
                           PBHG STABLE VALUE PORTFOLIO
                   PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO

                               Investment Adviser:
                        PILGRIM BAXTER & ASSOCIATES, LTD.

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of PBHG Insurance Series Fund (the "Trust") and the PBHG Growth II Portfolio, PBHG Large Cap Growth Portfolio, PBHG Mid-Cap Portfolio, PBHG Select 20 Portfolio, PBHG Select Value Portfolio, PBHG Small Cap Growth Portfolio, PBHG Small Cap Portfolio, PBHG Stable Value Portfolio and the PBHG Technology & Communications Portfolio (the "Portfolios"). It should be read in conjunction with the Prospectus dated May 1, 2003 as supplemented October 15, 2003 and November 13, 2003. The Prospectus may be obtained without charge by calling 1-800-347-9256.

The Annual Report for each Portfolio (other than PBHG Stable Value Portfolio, which had not commenced operations prior to the close of the Trust's fiscal year), except for pages 1 through 2 thereof, is incorporated herein by reference and made a part of this document. The Annual Report may be obtained without charge by calling 1-800-347-9256.

                                TABLE OF CONTENTS

THE TRUST......................................................................2
DESCRIPTION OF PERMITTED INVESTMENTS...........................................2
INVESTMENT RESTRICTIONS.......................................................29
TRUSTEES AND OFFICERS OF THE TRUST............................................33
5% AND 25% SHAREHOLDERS.......................................................38
THE ADVISER...................................................................40
THE SUB-ADVISER...............................................................43
THE DISTRIBUTOR...............................................................45
THE ADMINISTRATOR AND SUB-ADMINISTRATOR.......................................45
OTHER SERVICE PROVIDERS.......................................................47
PORTFOLIO TRANSACTIONS........................................................47
DESCRIPTION OF SHARES.........................................................51
PURCHASES AND REDEMPTIONS.....................................................53
DETERMINATION OF NET ASSET VALUE..............................................54
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS.......................................55
PERFORMANCE INFORMATION.......................................................59
FINANCIAL STATEMENTS..........................................................62
CREDIT RATINGS................................................................63

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                                    THE TRUST

The Trust is an open-end management investment company, which was originally incorporated in Maryland in 1997 and reorganized into a Delaware statutory trust on May 1, 2001. This Statement of Additional Information relates to all Portfolios of the Trust. Each Portfolio is diversified except for the Select 20 Portfolio and the Technology & Communications Portfolio, which are non-diversified. No investment in shares of a Portfolio should be made without first reading the Prospectus. Capitalized terms not defined in this Statement of Additional Information are defined in the Prospectus. Pilgrim Baxter & Associates, Ltd. ("Adviser") serves as the investment adviser to each Portfolio. Dwight Asset Management Company ("Dwight" or the "Sub-Adviser") serves as the investment sub-adviser to the Stable Value Portfolio. The Adviser and the Sub-Adviser are collectively referred to herein as the "Advisers."

                 DESCRIPTION OF PERMITTED INVESTMENTS AND RISKS

EQUITY SECURITIES

COMMON STOCKS. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board. Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in each Portfolio (other than the Stable Value Portfolio) may be more suitable for long-term investors who can bear the risk of these fluctuations.

PREFERRED STOCKS. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

GENERAL RISKS OF INVESTING IN STOCKS. While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

   o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

   o Factors affecting an entire industry, such as increases in production costs; and

   o Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

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Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM CAPITALIZATION STOCKS

The Small Cap Growth Portfolio and the Small Cap Value Portfolio invest extensively in small capitalization companies. The Mid-Cap Value Portfolio invests extensively in medium capitalization companies. In certain cases, the Growth II Portfolio and Technology & Communications Portfolio invest in securities of issuers with small or medium market capitalizations. While the Adviser intends to invest in small and medium capitalization companies that have strong balance sheets and favorable business prospects, any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

INVESTMENTS IN TECHNOLOGY COMPANIES

Each Portfolio (except the Stable Value Portfolio) may invest in equity securities of technology companies. Such securities have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. The Technology & Communications Portfolio is non-diversified, which means it will invest a higher percentage of its assets in a limited number of technology stocks. As a result, the price change of a single security, positive or negative, will have a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate in value more than it would if it were a diversified fund. In addition, the Technology & Communications Portfolio is concentrated, which means it will invest 25% or more of its total assets in one or more of the industries within the technology and communications sector. Many of these industries share common characteristics. Therefore, an event or issue affecting one such industry may have a significant impact on these other, related industries and, thus, may affect the value of the Technology & Communications Portfolio's investments in technology companies. For example, the technology companies in which the Technology & Communications Portfolio invests may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental law, regulation or adversely affected by governmental policies.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person (e.g., a Portfolio) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Portfolio for purposes of its investment limitations. The repurchase agreements entered into by a

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Portfolio will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Portfolio, the Trust's custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, a Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code and similar laws provide protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Portfolio is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller's estate.

OVER-THE-COUNTER MARKET

Each Portfolio (except the Stable Value Portfolio) may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which each Portfolio invests may not be as great as that of other securities and, if the Portfolios were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

INITIAL PUBLIC OFFERINGS ("IPOS")

A Portfolio may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Portfolio with a small asset base. The impact of IPOs on a Portfolio's performance likely will decrease as the Portfolio's asset size increases, which could reduce the Portfolio's total returns. IPOs may not be consistently available to a Portfolio for investing, particularly as the Portfolio's asset base grows. Because IPO shares frequently are volatile in price, the Portfolios may hold IPO shares for a very short period of time. This may increase the turnover of a Portfolio and may lead to increased expenses for a Portfolio, such as commissions and transaction costs. By selling shares, a Portfolio may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Portfolio's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an

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interest rate or a market benchmark. A Portfolio may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Portfolio may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Portfolio will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Portfolio to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that derivatives involve leveraging a Portfolio's assets, the Portfolio will segregate assets with its custodian to cover the leveraged position, consistent with the rules and interpretations of the Securities and Exchange Commission ("SEC") and its staff.

FUTURES CONTRACTS

FUTURES TRANSACTIONS. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). Under exemptive regulations adopted by the CFTC, the Funds will not be registered with, or regulated by the CFTC as a commodity pool operator.

No purchase price is paid or received when the contract is entered into. Instead, a Portfolio upon entering into a futures contract (and to maintain the Portfolio's open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or other assets, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. By using futures contracts as a risk management technique, it may be possible to accomplish certain results more quickly and with lower transaction costs. In addition, in fixed income portfolios, a futures contract may be used to modify the duration of the portfolio or particular securities in the portfolio.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio. These subsequent payments called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." A Portfolio expects to earn interest income on its initial and variation margin deposits.

A Portfolio will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss.

While futures positions taken by a Portfolio will usually be liquidated in this manner, a Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

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SECURITIES INDEX FUTURES CONTRACTS. Purchases or sales of securities index futures contracts may be used in an attempt to protect a Portfolio's current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate "short" position in index futures, the Portfolio may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Portfolio will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS. In instances involving the purchase of futures contracts by a Fund, an amount of cash or other liquid assets, equal to the cost of such futures contracts (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts is unleveraged. In instances involving the sale of futures or index futures contracts, the Fund will at all times cover such contracts by maintaining securities underlying such futures contracts, options to acquire offsetting futures contracts, liquid assets, and/or securities the price changes of which are, in the opinion of its Adviser or Sub-Adviser expected to replicate substantially the movement of such futures or index future contract.

For information concerning the risks associated with utilizing futures contracts, please see "Risks of Transactions in Futures Contracts and Options" below.

OPTIONS

Options are contracts that give one of the parties to the contract the right to buy or sell the security that is subject to the option at a stated price during the option period, and obligates the other party to the contract to buy or sell such security at the stated price during the option period. The types of options transactions that the Portfolios are permitted to utilize are discussed below.

WRITING CALL OPTIONS. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Portfolio will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which a Portfolio owns securities not subject to a call option, a Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration

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of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Portfolio may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a "closing purchase transaction." The Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Portfolio. When an underlying security is sold from the Portfolio's securities portfolio, the Portfolio will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

WRITING PUT OPTIONS. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A Portfolio when it writes a put option will be required to "cover" it, for example, by depositing and maintaining in a segregated account with its custodian cash, or other liquid obligations having a value equal to or greater than the exercise price of the option.

A Portfolio may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by the Portfolio, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which the Portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

PURCHASING PUT AND CALL OPTIONS. A Portfolio may purchase put options on securities to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable the Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Portfolio will continue to receive interest or dividend income on the security. A Portfolio may also purchase call options on securities to protect against substantial increases in prices of securities that the Portfolio intends to purchase pending its ability to invest in an orderly manner in those securities. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction cost paid on the put or call option which was bought.

SECURITIES INDEX OPTIONS. A Portfolio may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Portfolio's securities or securities it intends to purchase. A Portfolio will only write "covered" options. A call option on a securities index is considered covered, for example, if, so long as the Portfolio is obligated as

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the writer of the call, it holds securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put on a securities index written by the Portfolio will be considered covered if, so long as it is obligated as the writer of the put, the Portfolio segregates with its custodian cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier."

A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

OPTIONS ON FUTURES. An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Portfolio may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Portfolio may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Portfolio may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Portfolio may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Portfolio would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Portfolio would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Portfolios.

A Portfolio will "cover" any options it writes on futures contracts by, for example, segregating cash or liquid securities with the Portfolio's custodian and marking to market daily an amount sufficient to cover the futures contract.


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COMBINED POSITIONS. A Portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Portfolio could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

OVER-THE-COUNTER OPTIONS. A Portfolio may enter into contracts to write over-the-counter options with primary dealers. The Portfolios have established standards of creditworthiness for these primary dealers, although the Fund may still be subject to the risk that firms participating in these transactions will fail to meet their obligations.

As with written exchange-traded options, a Portfolio must segregate liquid assets to cover its exposure under written over-the-counter options, and the segregated assets must be marked to market daily. A Portfolio must treat its entire exposure under a contract as illiquid unless the contract provides that the Portfolio has the absolute right to repurchase the written option at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Portfolio for writing the option, plus the amount, if any, that the option is "in-the-money" (i.e., the amount by which the price of the option exceeds the exercise price). The formula will similarly take into account whether the option is "out-of-the-money." If a contract gives the Portfolio an absolute right to repurchase the written option at a pre-established formula price, the Portfolio would treat as illiquid only securities equal in amount to the formula price less the amount by which the option is "in-the-money."

For information concerning the risks associated with utilizing options and futures contracts, please see "Risks of Transactions in Futures Contracts and Options" below.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS

FUTURES. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as

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well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Portfolio of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Advisers will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio's underlying instruments sought to be hedged.

Successful use of futures contracts by a Portfolio for hedging purposes is also subject to the Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when the Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying the futures might advance and the value of the underlying instruments held in the Portfolio's portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although each Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that an active market will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

OPTIONS. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange (exchange). There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on an exchange may exist. If a Portfolio is unable to effect a closing purchase transaction, the Portfolio will not sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise.

Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter. A Portfolio will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as "cover" for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Portfolio will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction

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costs paid by a Portfolio in purchasing an option will be lost if the changes
(increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS

A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Portfolio and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Portfolio. If a swap agreement calls for payments by a Portfolio, the Portfolio must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Portfolio may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Portfolio may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Portfolio's gains or losses. In order to reduce the risk associated with leveraging, a Portfolio may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio 's accrued obligations under the agreement.

EQUITY SWAPS. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Portfolio will be committed to pay.

INTEREST RATE SWAPS. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for-floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest

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rate indices are different. Index amortizing swaps are typically fixed-for-floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Portfolio could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Portfolio enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Portfolio may have to pay more money than it receives. Similarly, if a Portfolio enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Portfolio may receive less money than it has agreed to pay.

CURRENCY SWAPS. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Portfolio may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

INVESTMENT COMPANY SHARES

The Portfolios may invest in shares of other investment companies (such as Standard & Poor's Depository Receipts - "SPDRs"). Because such funds pay management fees and other expenses, shareholders of a Portfolio would indirectly pay both the Portfolio's expenses and the expenses of underlying funds with respect to the Portfolio's assets invested therein. Applicable regulations prohibit a Portfolio from acquiring the securities of other investment companies that are "not part of the same group of investment companies" if, as a result of such acquisition, the Portfolio owns more than 3% of the total voting stock of the company; more than 5% of the Portfolio's total assets are invested in securities of any one investment company; or more than 10% of the total assets of the Portfolio are invested in securities (other than treasury stock) issued by all investment companies.

ILLIQUID INVESTMENTS

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisers determine the liquidity of the Trust's investments and, through reports from the Advisers, the Board monitors investments in illiquid instruments. In determining the liquidity of a Portfolio's investments, the Advisers may consider various factors including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the market place for trades (including the ability to assign or offset a Portfolio's rights and obligations relating to the investment). Investments currently considered by a

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Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven (7) days, over-the-counter options, and non-government stripped fixed-rate mortgage backed securities. Also, the Advisers may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options a Portfolio writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If, through a change in values, net assets or other circumstances, a Portfolio was in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security. Moreover, investing in Rule 144A securities (i.e., securities that qualify for resale under Rule 144A under the Securities Act of 1933) would have the effect of increasing the level of a Portfolio's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Also, restricted securities may be difficult to value because market quotations may not be readily available. Each Portfolio limits the amount of total assets it invests in restricted securities to 15%.

FOREIGN SECURITIES AND EMERGING MARKETS

Each of the Portfolios may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Portfolio's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

Investments in emerging markets may be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to any emerging country, there may be greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in the courts of such countries. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be

                                       13
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adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

FOREIGN CURRENCY TRANSACTIONS

A Portfolio may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Portfolio may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Portfolios.

In connection with purchases and sales of securities denominated in foreign currencies, a Portfolio may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Advisers expect to enter into settlement hedges in the normal course of managing the Portfolio's foreign investments. A Portfolio could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Advisers.

A Portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Portfolio owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Portfolio could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Euros in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Under certain conditions, SEC guidelines require mutual funds segregate appropriate liquid assets with their custodian to cover currency forward contracts. As required by SEC guidelines, each Portfolio will segregate assets to cover currency forward contracts, or will hold other instruments, such as currency options, sufficient to "cover" the Portfolio's obligation under the forward contract.

Successful use of forward currency contracts will depend on the Advisers' skill in analyzing and predicting currency values. Forward contracts may substantially change a Portfolio's investment exposure to changes in currency exchange rates, and could result in losses to a Portfolio if currencies do not perform as the Advisers anticipate. For example, if a currency's value rose at a time when the Advisers had hedged a Portfolio by selling that currency in exchange for dollars, a Portfolio would be unable to participate in the currency's

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appreciation. If the Advisers hedge currency exposure through proxy hedges, a
Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Advisers increase a Portfolio's exposure to a foreign currency, and that currency's value declines, a Portfolio will realize a loss. There is no assurance that the Advisers' use of forward currency contracts will be advantageous to a Portfolio or that it will hedge at an appropriate time.

EUROPEAN ECONOMIC AND MONETARY UNION

Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU"). The EMU adopted the "euro" as a common currency on January 1, 1999 and subordinated the national currencies of each country until such time as the national currencies are phased out entirely. Each participating country has phased in use of the Euro for major financial transactions. In addition, each participating country will have begun using the Euro for currency transactions by July 1, 2002. The euro could adversely affect the value of securities held by a Portfolio because there may be changes in the relative value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. In addition, the introduction of the euro may affect the fiscal and monetary policies of participating EMU countries and may also increase price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. These uncertainties raise the possibility of increased volatility in the financial markets of the affected countries.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS") AND GLOBAL DEPOSITARY RECEIPTS ("GDRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. EDRs are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

SHORT-TERM INVESTMENTS

To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Portfolio may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS

The Portfolio will only invest in a security issued by a commercial bank if the bank:

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   o  Has total assets of at least $1 billion, or the equivalent in other currencies; and

   o Is either a U.S. bank and a member of the Federal Deposit Insurance Corporation; or

   o Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Portfolio may purchase.

BANKERS' ACCEPTANCE

A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATE OF DEPOSIT

A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal.

COMMERCIAL PAPER

The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues typically vary from a few days to nine months.

CONVERTIBLE SECURITIES

Securities such as rights, bonds, notes and preferred stocks that are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, a Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

A synthetic convertible security is a combination investment in which a Portfolio purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords a shareholder the opportunity, through its conversion feature, to participate in the capital appreciation associated with a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics and other factors. Because a Portfolio will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Portfolio's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years from the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss. The market price of the option component generally reflects these differences in maturities, and the Adviser takes such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Portfolio may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Portfolio does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

DEMAND INSTRUMENTS

Certain instruments may involve a conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes.

ASSET-BACKED SECURITIES

Securities that include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

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CMOs are structured into multiple classes, each bearing a different stated
maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

RISKS OF MORTGAGE-BACKED SECURITIES

Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause shareholders to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Portfolio may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES

These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A Portfolio may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

CORPORATE BONDS

Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay shareholders interest, and repay the principal amount of the bond or note.

ZERO COUPON BONDS

These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Portfolio's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES

The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

INTEREST RATES. The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

PREPAYMENT RISK. This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Portfolio may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected

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

timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Portfolio. If left unattended, drifts in the average maturity of a Portfolio can have the unintended effect of increasing or reducing the effective duration of the Portfolio, which may adversely affect the expected performance of the Portfolio.

EXTENSION RISK. The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Portfolio to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

CREDIT RATING. Coupon interest is offered to shareholders of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate shareholders for taking on increased risk, issuers with lower credit ratings usually offer their shareholders a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in shareholder confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called "investment-grade" because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Portfolios currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P"), and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Credit Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Portfolio buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. A Portfolio is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. A Portfolio (other than Stable Value Portfolio) may invest in securities of any rating.

RECEIPTS

Separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts. The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

TIME DEPOSIT

A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS

Certain Federal agencies such as the Government National Mortgage Association ("GNMA") have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Securities issued by these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The securities issued by other agencies are supported only by the credit of the instrumentality (e.g., Tennessee Valley Authority securities).

U.S. GOVERNMENT SECURITIES

Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately or grouped with other coupons with like maturity dates and sold in bundled form. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the securities that the Treasury sells itself. Other facilities are available to facilitate the transfer of ownership of non-Treasury securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on such securities through a book-entry record-keeping system.

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain of the obligations purchased by a Portfolio may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

WARRANTS

Instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

SECURITIES LENDING

A Portfolio may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Portfolio lends its securities, it will follow the following guidelines:

   o The borrower must provide collateral at least equal to the market value of the securities loaned;

   o The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the
      U. S. government;

   o The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

   o  The Portfolio must be able to terminate the loan at any time;

   o The Portfolio must receive reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments); and

   o The Portfolio must determine that the borrower is an acceptable credit risk.

The risks of securities lending are similar to the ones involved with repurchase agreements. When a Portfolio lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Portfolio could:

   o Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

   o  Experience delays in recovering its securities.

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

The Portfolios currently do not intend to engage in securities lending.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

When-issued and delayed-delivery securities are securities subject to settlement on a future date. For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to a Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging a Portfolio's assets. The Portfolios are permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes. A Portfolio will segregate cash or other liquid assets with the Custodian in an amount at least equal in value to each Portfolio's commitments to purchase when-issued securities.

SHORT SALES

DESCRIPTION OF SHORT SALES. A security is sold short when a Portfolio sells a security it does not own. To sell a security short, a Portfolio must borrow the security from someone else to deliver it to the buyer. The Portfolio then replaces the borrowed security by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Portfolio repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

A Portfolio typically sells securities short to take advantage of an anticipated decline in prices. A Portfolio can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Likewise, a Portfolio can profit if the price of the security declines between those dates.

To borrow the security, a Portfolio also may be required to pay a premium, which would increase the cost of the security sold. A Portfolio will incur transaction costs in effecting short sales. A Portfolio's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Portfolio may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

SHORT SALES AGAINST THE BOX. In addition, a Portfolio may engage in short sales "against the box." In a short sale against the box, a Portfolio agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Portfolio typically engages in short sales against the box to protect a profit in a security it already owns. A Portfolio will incur transaction costs to open, maintain and close short sales against the box.

RESTRICTIONS ON SHORT SALES.  A Portfolio will not short sell a security if:

   o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Portfolio's net assets;

   o The market value of the securities of any single issuer that have been sold short by a Portfolio would exceed two percent (2%) of the value of a Portfolio's net assets; and

   o Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever a Portfolio sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Portfolio is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WRAPPER AGREEMENTS

Wrapper agreements are used in order to stabilize the NAV of the Stable Value Portfolio. Each wrapper agreement obligates the wrapper provider to maintain the "book value" of a portion of the Portfolio's assets (covered assets) up to a specified maximum dollar amount, upon the occurrence of certain specified events. Generally, the book value of the covered assets is their purchase price plus interest on the covered assets accreted at a rate specified in the wrapper agreement (crediting rate) less an adjustment to reflect any defaulted securities. The crediting rate used in computing book value is calculated by a formula specified in the wrapper agreement and is adjusted periodically. In the case of wrapper agreements purchased by the Portfolio, the crediting rate is the actual interest earned on the covered assets, plus or minus an adjustment for an amount receivable from or payable to the wrapper provider based on fluctuations in the market value of the covered assets. As a result, while the crediting rate will generally reflect movements in the market rates of interest, it may at any time be more or less than these rates or the actual interest income earned on the covered assets. The crediting rate may also be impacted by defaulted securities and by increases and decreases of the amount of covered assets as a result of contributions and withdrawals tied to the purchase and redemption of shares. In no event will the crediting rate fall below zero percent under the wrapper agreements entered into by the Portfolio.

Wrapper providers are banks, insurance companies and other financial institutions. The cost of wrapper agreements is typically 0.10% to 0.30% per dollar of covered assets per annum.

Generally, under the terms of a wrapper agreement, if the market value (plus accrued interest on the underlying securities) of the covered assets is less than their book value at the time the covered assets are liquidated in order to provide proceeds for withdrawals of Portfolio interests resulting from redemptions of shares by Individual Retirement Account owners, the wrapper provider becomes obligated to pay to the Portfolio the difference. Conversely, the Portfolio becomes obligated to make a payment to the wrapper provider if it is necessary for the Portfolio to liquidate covered assets at a price above their book value in order to make withdrawal payments. (Withdrawals generally will arise when the Portfolio must pay shareholders who redeem shares.) Because it is anticipated that each wrapper agreement will cover all covered assets up to a specified dollar amount, if more than one wrapper provider becomes obligated to pay to the Portfolio the difference between book value and market value (plus accrued interest on the underlying securities), each wrapper provider will be obligated to pay an amount as designated by their contract according to the withdrawal hierarchy specified by the Adviser in the wrapper agreement. Thus, the Portfolio will not have the option of choosing which wrapper agreement to draw upon in any such payment situation.

The terms of the wrapper agreements vary concerning when these payments must actually be made between the Portfolio and the wrapper provider. In some cases, payments may be due upon disposition of covered assets; other wrapper agreements provide for settlement of payments only upon termination of the wrapper agreement or total liquidation of the covered assets.

The Portfolio expects that the use of wrapper agreements will under most circumstances permit it to maintain a constant NAV and to pay dividends that will generally reflect over time both the interest income of, and market gains and losses on, the covered assets held by the Portfolio less the expenses of the Portfolio. However, there can be no guarantee that the Portfolio will maintain a constant NAV or that any shareholder will realize the same investment return as might be realized by investing directly in the Portfolio assets other than the wrapper agreements. For example, a default by the issuer of a Portfolio security or a wrapper provider on its obligations might result in a decrease in the value of the Portfolio assets and, consequently, the shares. The wrapper agreements generally do not protect the Portfolio from loss if an issuer of Portfolio securities defaults on payments of interest or principal. Additionally, a Portfolio shareholder may realize more or less than the actual investment return on the Portfolio securities. Furthermore, there can be no assurance that the Portfolio will be able at all times to obtain wrapper agreements. Although it is the current intention of the Portfolio to obtain such agreements covering all of its assets (with the exceptions noted), the Portfolio may elect not to cover some or all of its assets with wrapper agreements should wrapper agreements become unavailable or should other conditions such as cost, in the Adviser's sole discretion, render their purchase inadvisable.

If, in the event of a default of a wrapper provider, the Portfolio were unable to obtain a replacement wrapper agreement, participants redeeming shares might experience losses if the market value of the Portfolio's assets no longer covered by the wrapper agreement is below book value. The combination of the default of a wrapper provider and an inability to obtain a replacement agreement could prevent the Portfolio from achieving its investment objective of maintaining a stable NAV. If the Board determines that a wrapper provider is unable to make payments when due, that Board may assign a fair value to the wrapper agreement that is less than the difference between the book value and the market value (plus accrued interest on the underlying securities) of the applicable covered assets and the Portfolio might be unable to maintain NAV stability.

Some wrapper agreements require that the Portfolio maintain a specified percentage of its total assets in short-term investments (liquidity reserve). These short-term investments must be used for the payment of withdrawals from the Portfolio and Portfolio expenses. To the extent the liquidity reserve falls below the specified percentage of total assets, the Portfolio is obligated to direct all net cash flow to the replenishment of the liquidity reserve. The obligation to maintain a liquidity reserve may result in a lower return for the Portfolio than if these assets were invested in longer-term debt securities.

Wrapper agreements may also require that the covered assets have a specified duration or maturity, consist of specified types of securities or be of a specified investment quality. The Portfolio will purchase wrapper agreements whose criteria in this regard are consistent with the Portfolio's investment objective and policies.

Wrapper agreements may also require the disposition of securities whose ratings are downgraded below a certain level. This may limit the Portfolio's ability to hold such downgraded securities.

Wrapper agreements are structured with a number of different features. Wrapper agreements purchased by the Portfolio are of three basic types: (1) non-participating, (2) participating and (3) "hybrid." In addition, the wrapper agreements will either be of fixed-maturity or open-end maturity ("evergreen"). The Portfolio enters into particular types of wrapper agreements depending upon their respective cost to the Portfolio and the wrapper provider's creditworthiness, as well as upon other factors. Under most circumstances, it is anticipated that the Portfolio will enter into participating wrapper agreements of open-end maturity.

TYPES OF WRAPPER AGREEMENTS

NON-PARTICIPATING WRAPPER AGREEMENT. Under a non-participating wrapper agreement, the wrapper provider becomes obligated to make a payment to the Portfolio whenever the Portfolio sells covered assets at a price below book value to meet withdrawals of a type covered by the wrapper agreement (a "Benefit Event"). Conversely, the Portfolio becomes obligated to make a payment to the wrapper provider whenever the Portfolio sells covered assets at a price above their book value in response to a Benefit Event. In neither case is the crediting rate adjusted at the time of the Benefit Event. Accordingly, under this type of wrapper agreement, while the Portfolio is protected against decreases in the market value of the covered assets below book value, it does not realize increases in the market value of the covered assets above book value; those increases are realized by the wrapper providers.

PARTICIPATING WRAPPER AGREEMENT. Under a participating wrapper agreement, the obligation of the wrapper provider or the Portfolio to make payments to each other typically does not arise until all of the covered assets have been liquidated. Instead of payments being made on the occurrence of each Benefit Event, these obligations are a factor in the periodic adjustment of the crediting rate.

HYBRID WRAPPER AGREEMENT. Under a hybrid wrapper agreement, the obligation of the wrapper provider or the Portfolio to make payments does not arise until withdrawals exceed a specified percentage of the covered assets, after which time payment covering the difference between market value and book value will occur. For example, a 50/50 hybrid wrap on $100 million of securities would provide for a participating wrapper be in place for the first $50 million of withdrawals which might lead to adjustments in the crediting rate, with a non-participating wrapper in place for the next $50 million of withdrawals, with those withdrawals not creating any adjustment to the crediting rate.

FIXED-MATURITY WRAPPER AGREEMENT. A fixed-maturity wrapper agreement terminates at a specified date, at which time settlement of any difference between book value and market value of the covered assets occurs. A fixed-maturity wrapper agreement tends to ensure that the covered assets provide a relatively fixed rate of return over a specified period of time through bond immunization, which targets the duration of the covered assets to the remaining life of the wrapper agreement.

EVERGREEN WRAPPER AGREEMENT. An evergreen wrapper agreement has no fixed maturity date on which payment must be made, and the rate of return on the covered assets accordingly tends to vary. Unlike the rate of return under a fixed-maturity wrapper agreement, the rate of return on assets covered by an evergreen wrapper agreement tends to more closely track prevailing market interest rates and thus tends to rise when interest rates rise and fall when interest rates fall. An Evergreen wrapper agreement may be converted into a fixed-maturity wrapper agreement that will mature in the number of years equal to the duration of the covered assets.

ADDITIONAL RISKS OF WRAPPER AGREEMENTS

In the event of the default of a wrapper provider, the Portfolio could potentially lose the book value protections provided by the wrapper agreements with that wrapper provider. However, the impact of such a default on the Portfolio as a whole may be minimal or non-existent if the market value of the covered assets thereunder is greater than their book value at the time of the default, because the wrapper provider would have no obligation to make payments to the Portfolio under those circumstances. In addition, the Portfolio may be able to obtain another wrapper agreement from another wrapper provider to provide book value protections with respect to those covered assets. The cost of the replacement wrapper agreement might be higher than the initial wrapper agreement due to market conditions or if the market value (plus accrued interest on the underlying securities) of those covered assets is less than their book value at the time of entering into the replacement agreement. Such cost would also be in addition to any premiums previously paid to the defaulting wrapper provider. If the Portfolio were unable to obtain a replacement wrapper agreement, participants redeeming shares might experience losses if the market value of the Portfolio's assets no longer covered by the wrapper agreement is below book value. The combination of the default of a wrapper provider and an inability to obtain a replacement agreement could prevent the Portfolio from achieving its investment objective of seeking to maintain a stable NAV.

With respect to payments made under the wrapper agreements between the Portfolio and the wrapper provider, some wrapper agreements, as noted in the Portfolio's prospectus, provide that payments may be due upon disposition of the covered assets, while others provide for payment only upon the total liquidation of the covered assets or upon termination of the wrapper agreement. In none of these cases, however, would the terms of the wrapper agreements specify which Portfolio securities are to be disposed of or liquidated. Moreover, because it is anticipated that each wrapper agreement will cover all covered assets up to a specified dollar amount, if more than one wrapper provider becomes obligated to pay to the Portfolio the difference between book value and market value (plus accrued interest on the underlying securities), each wrapper provider will pay a pro-rata amount in proportion to the maximum dollar amount of coverage provided. Thus, the Portfolio will not have the option of choosing which wrapper agreement to draw upon in any such payment situation. Under the terms of most wrapper agreements, the wrapper provider will have the right to terminate the wrapper agreement in the event that material changes are made to the Portfolio's investment objectives or limitations or to the nature of the Portfolio's operations. In such event, the Portfolio may be obligated to pay the wrapper provider termination fees. The Portfolio will have the right to terminate a wrapper agreement for any reason. Such right, however, may also be subject to the payment of termination fees. In the event of termination of a wrapper agreement or conversion of an Evergreen Wrapper Agreement to a fixed maturity, some wrapper agreements may require that the duration of some portion of the Portfolio's securities be reduced to correspond to the fixed maturity or termination date and that such securities maintain a higher credit rating than is normally required, either of which requirements might adversely affect the return of the Portfolio.

INTERFUND LOANS

Each Fund may lend uninvested cash up to 15% of its net assets to other PBHG Funds and PBHG Insurance Series Fund portfolios advised by Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter Advised Funds") and each Fund may borrow from other Pilgrim Baxter Advised Funds to the extent permitted under such Fund's investment restrictions. If a Fund has borrowed from other Pilgrim Baxter Advised Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other Pilgrim Baxter Advised Funds. The ability of a Fund to lend its securities to other Pilgrim Baxter Advised Funds is subject to certain other terms and conditions.

EXISTING DISCLOSURE (FYI)

NON-FUNDAMENTAL RESTRICTIONS

     (3) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, a Fund may borrow money in an amount not exceeding 33 1/3 % of its total assets (including the amount borrowed) less liabilities (other than borrowings). A Fund may borrow from banks, broker-dealers or a Pilgrim Baxter Advised Fund on such terms and conditions as the SEC may require in an exemptive order on which the Funds may rely. A Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. A portfolio may not purchase additional securities when borrowings exceed 5% of the Fund's total assets.

     (5) In complying with the fundamental restriction with regard to making loans, a Fund may lend up to 33 1/3 % of its total assets and may lend money to another Pilgrim Baxter Advised Fund, on such terms and conditions as the SEC may require in an exemptive order on which the Funds may rely.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Portfolio has adopted certain fundamental investment restrictions. Fundamental investment restrictions may not be changed without approval by a majority vote of a Portfolio's shareholders. A majority vote of a Portfolio's shareholders is defined in the Investment Company Act of 1940, as amended (the "1940 Act") as the lesser of (i) 67% or more of the voting securities of the Portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Portfolio.

Several of these Fundamental Investment Restrictions include the defined terms "1940 Act Laws, Interpretations and Exemptions." This term means the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rule and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission and any exemptive order or similar relief granted to a Portfolio.

1. Each Portfolio, other than PBHG Select 20 Portfolio and PBHG Technology & Communications Portfolio, is a "diversified company" as defined in the 1940 Act. This means that a Portfolio will not purchase the securities of any issuer, if as a result, the Portfolio would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Portfolio, including PBHG Select 20 Portfolio and PBHG Technology & Communications Portfolio, from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

     Please refer to Non-Fundamental Investment Restriction number 2 for further information.

2. A Portfolio may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

     Please refer to Non-Fundamental Investment Restriction number 3 for further information.

3. A Portfolio may not underwrite the securities of other issuers. This restriction does not prevent a Portfolio from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the Securities Act of 1933.

4. A Portfolio will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit a Portfolio's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations. In complying with this restriction, a Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

     Please refer to Non-Fundamental Investment Restriction number 4 for further information. In addition, because PBHG Technology & Communications Portfolio has an investment policy to concentrate its investments in the group of industries within the technology and communications sector, this restriction does not apply to that Portfolio.

5. A Portfolio may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Portfolio from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

6. A Portfolio may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Portfolio from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

7. A Portfolio may not make personal loans or loans of its assets to persons who control or are under common control with the Portfolio, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Portfolio from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests.

     Please refer to Non-Fundamental Investment Restriction number 5 for further information.

8. A Portfolio may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Portfolio.

     Please refer to Non-Fundamental Investment Restriction number 7 for further information.

Except for borrowing under Fundamental Restriction number 2, the foregoing percentages will apply at the time of the purchase of a security.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Portfolio also has adopted certain Non-Fundamental Investment Restrictions. A Non-Fundamental Investment Restriction may be amended by the Board of Trustees without a vote of shareholders. Several of these Non-Fundamental Investment Restrictions include the defined term "Pilgrim Baxter Advised Portfolio." This term means other investment companies and their series portfolios that have Pilgrim Baxter or an affiliate of Pilgrim Baxter as an investment adviser.

1. A Portfolio may not invest more than 15% of its net assets in illiquid securities. This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board of Trustees, based on trading markets for such security, to be liquid.

2. In complying with the fundamental restriction regarding issuer diversification, each Portfolio, (other than PBHG Select 20 Portfolio and PBHG Technology & Communications Portfolio) will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

3. In complying with the fundamental restriction regarding borrowing money and issuing senior securities, a Portfolio may borrow money in an amount not exceeding 33 1/3 % of its total assets (including the amount borrowed) less liabilities (other than borrowings). A Portfolio may borrow from banks, broker-dealers or a Pilgrim Baxter Advised Portfolio on such terms and conditions as the SEC may require in an exemptive order. A Portfolio may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. A Portfolio may not purchase additional securities when borrowings exceed 5% of the Portfolio's total assets.

4. In complying with the fundamental restriction regarding industry concentration, a Portfolio may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry. For purposes of this limitation, supranational organizations are deemed to be issuers conducting their principal business activities in the same industry; state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas distribution, gas transmission, electric and telephone will each be considered a separate industry); and financial service companies will be classified according to the end users of their services (e.g. automobile finance, bank finance and diversified finance).

5. In complying with the fundamental restriction with regard to making loans, a Portfolio may lend up to 33 1/3 % of its total assets and may lend money to another Pilgrim Baxter Advised Portfolio, on such terms and conditions as the SEC may require in an exemptive order.

     As of the date of this Statement of Additional Information, no Portfolio has or intends to seek an exemptive order from the SEC to permit it to lend money to another Pilgrim Baxter Advised Portfolio.

6. A Portfolio may not invest more than 15% of its total assets in restricted securities.

7. Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, a Portfolio may not invest all if its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Portfolio.

     Each Portfolio, including the PBHG Select 20 Portfolio and PBHG Technology & Communications Portfolio, may (i) purchase securities of other investment companies as permitted by Section 12 (d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market Portfolios, if any, and lend money to other Pilgrim Baxter Advised Portfolios, subject to the terms and conditions of any exemptive orders issued by the SEC.

     Please refer to Non-Fundamental Investment Restriction number 5 for further information regarding lending money to a Pilgrim Baxter Advised Portfolio.

     All the foregoing percentages will apply at the time of each purchase of a security (except with respect to the limitation on investments in illiquid securities and with respect to borrowing).

Each of the Large Cap Growth, Mid-Cap, Select 20 Portfolio, Small Cap Growth, Small Cap and Technology & Communications Portfolios has a non-fundamental policy that states under normal conditions, it will invest at least 80% of net assets plus the amount of any borrowings for investment purposes in the type of investments suggested by its name. Each Portfolio will provide notice to its respective shareholders at least 60 days prior to any change to this investment policy.

SENIOR SECURITIES

The term "senior security," as defined in Section 18(g) of the 1940 Act, means any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; and "senior security representing indebtedness" means any senior security other than stock.

The term "senior security" shall not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; nor shall such term include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5 percent of the value of the total assets of the issuer at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed; otherwise it shall be presumed not to be for temporary purposes. Any such presumption may be rebutted by evidence.

TEMPORARY DEFENSIVE POSITIONS

Under normal market conditions, each Portfolio expects to be fully invested in its primary investments. However, for temporary defensive purposes, when the Adviser determines that market conditions warrant, each Portfolio may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one NRSRO; repurchase agreements involving such securities; and, to the extent permitted by applicable law and each Portfolio's investment restrictions, shares of other investment companies investing solely in money market securities). To the extent a Portfolio is invested in temporary defensive instruments, it will not be pursuing its investment objective.

PORTFOLIO TURNOVER

Portfolio turnover will tend to rise during periods of market turbulence and decline during periods of stable markets. A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Portfolios. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs.

Please see the Financial Highlights tables in the Prospectus for each Portfolio's turnover rates.

                       TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Board of Trustees under the laws of the State of Delaware. The Trustees have approved agreements under which, as described below, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee and each officer serves as an officer in a similar capacity for PBHG Funds, another registered investment company managed by the Adviser.

--------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES*
--------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS,        POSITION        TERM OF         PRINCIPAL OCCUPATION(S)     NUMBER OF          OTHER DIRECTORSHIPS
AND AGE              HELD WITH      OFFICE* AND         DURING PAST 5 YEARS       PORTFOLIOS IN      HELD BY TRUSTEE
                     THE TRUST    LENGTH OF TIME                                  THE PBHG FUND
                                      SERVED                                      FAMILY COMPLEX
                                                                                  OVERSEEN BY
                                                                                  TRUSTEE
------------------- ------------- ---------------- ------------------------------ ------------------ ---------------------
John R.               Trustee     Trustee since    Chief Financial Officer, The   29                 Director, The
Bartholdson                       1997             Triumph Group, Inc.                               Triumph Group, Inc.
1550 Liberty                                       (manufacturing) since 1992.                       since 1992.
Ridge Drive,                                                                                         Trustee, PBHG
Suite 100                                                                                            Funds, since 1997.
Wayne, PA 19087
(59)
------------------- ------------- ---------------- ------------------------------ ------------------ ---------------------
Jettie M. Edwards     Trustee     Trustee since    Consultant, Syrus Associates   29                 Trustee, Provident
76 Seaview Drive,                 1997             (business and marketing                           Investment Counsel
Santa Barbara,                                     consulting firm) since                            Trust (investment
California 93108                                   1986-2002.                                        company, 5
(57)                                                                                                 portfolios) since
                                                                                                     1992, Trustee, EQ
                                                                                                     Advisors Trust
                                                                                                     (investment company
                                                                                                     - 37 portfolios)
                                                                                                     since 1997.
                                                                                                     Trustee, PBHG
                                                                                                     Funds, since 1997
------------------- ------------- ---------------- ------------------------------ ------------------ ---------------------
Albert A. Miller      Trustee     Trustee since    Senior Vice President,         29                 Trustee, PBHG
7 Jennifer Drive                  1997             Cherry & Webb, CWT Specialty                      Funds, since 1997
Holmdel,                                           Stores 1995 - 2000, Advisor
New Jersey 07733                                   and Secretary, the
(69)                                               Underwoman Shoppes Inc.
                                                   (retail clothing stores),
                                                   1980 - 2002. Merchandising
                                                   Group Vice President, R.H.
                                                   Macy & Co. (retail
                                                   department stores),
                                                   1958-1995. Retired.
------------------- ------------- ---------------- ------------------------------ ------------------ ---------------------

 *Trustee of the Trust until such time as his or her successor is duly elected and appointed.

----------------------------------------------------------------------------------------------------------------------------
OFFICERS*
-------------------------- ---------------- -------------------------------------- -----------------------------------------
NAME, ADDRESS, AND AGE      POSITION HELD    TERM OF OFFICE* AND LENGTH               PRINCIPAL OCCUPATION(S) DURING
                            WITH THE FUND           OF TIME SERVED                             PAST 5 YEARS
-------------------------- ---------------- -------------------------------------- -----------------------------------------
David J. Bullock               President     President since 2003                  President and Chief Operating Officer,
1400 Liberty Ridge Drive                                                           Pilgrim Baxter & Associates, Ltd. since July
Wayne, PA  19087                                                                   2003. Chief Executive Officer, Pilgrim
(47)                                                                               Baxter & Associates, Ltd., Trustee, PBHG
                                                                                   Fund Distributors and PBHG Fund Services
                                                                                   since November 2003. President, PBHG
                                                                                   Insurance Series Fund since November 2003.
                                                                                   President and Chief Executive Officer,
                                                                                   Transamerica Capital, Inc. September 1998
                                                                                   to July 2003.

-------------------------- ---------------- -------------------------------------- -----------------------------------------
Lee T. Cummings              Treasurer,     Treasurer, Chief Financial Officer,    Vice President, Pilgrim Baxter &
1400 Liberty Ridge Drive        Chief       Controller since 1997                  Associates, Ltd. since 2001 and
Wayne, PA  19087-5593         Financial                                            Director of Mutual Fund Operations,
(40)                          Officer,                                             Pilgrim Baxter & Associates, Ltd.,
                             Controller                                            1996-2001. Treasurer, Chief Financial
                                                                                   Officer, Controller, PBHG Funds since
                                                                                   1997. President, PBHG Shareholder
                                                                                   Services, Inc. since 2001. President,
                                                                                   PBHG Fund Distributors 1999 - 2003.
                                                                                   Vice President, PBHG Fund Distributors
                                                                                   since 2003.  President, PBHG Fund
                                                                                   Services since 1999 and Treasurer, PBHG
                                                                                   Fund Services, May 1996-1999.

-------------------------- ---------------- -------------------------------------- -----------------------------------------

----------------------------------------------------------------------------------------------------------------------------
OFFICERS*
-------------------------- ---------------- -------------------------------------- -----------------------------------------
NAME, ADDRESS, AND AGE      POSITION HELD    TERM OF OFFICE* AND LENGTH               PRINCIPAL OCCUPATION(S) DURING
                            WITH THE FUND           OF TIME SERVED                             PAST 5 YEARS
-------------------------- ---------------- -------------------------------------- -----------------------------------------
John M. Zerr               Vice President   Vice President and Secretary since     Senior Vice President, Pilgrim Baxter &
1400 Liberty Ridge Drive    and Secretary   1997                                   Associates, Ltd. since 2001 and General
Wayne, PA  19087-5593                                                              Counsel and Secretary, Pilgrim Baxter &
(41)                                                                               Associates, Ltd. since November 1996.
                                                                                   General Counsel and Secretary, Pilgrim
                                                                                   Baxter Value Investors, Inc.,
                                                                                   1996-2002. General Counsel and
                                                                                   Secretary, PBHG Shareholder Services,
                                                                                   since 2001. Vice President and
                                                                                   Secretary, PBHG Funds since 1997.
                                                                                   General Counsel and Secretary, PBHG
                                                                                   Fund Services and PBHG Fund
                                                                                   Distributors since January 1998.
                                                                                   General Counsel and Secretary, Pilgrim
                                                                                   Baxter Value Investors, Inc. November
                                                                                   1996 to May 2002.
-------------------------- ---------------- -------------------------------------- -----------------------------------------
Robert E. Putney, III      Vice President   Vice President and Assistant           Vice President, Senior Legal Counsel
1400 Liberty Ridge Drive    and Assistant   Secretary since 2002                   and Assistant Secretary, Pilgrim Baxter
Wayne, PA  19087              Secretary                                            & Associates, Ltd., PBHG Fund
(43)                                                                               Distributors and PBHG Fund Services
                                                                                   since December 2001. Vice President and
                                                                                   Assistant Secretary, PBHG Funds since
                                                                                   2002. Director and Senior Counsel,
                                                                                   Merrill Lynch Investment Managers, L.P.
                                                                                   and Princeton Administrators, L.P.
                                                                                   until December 2001; Secretary of
                                                                                   various Merrill Lynch and Mercury
                                                                                   open-end funds, as well as Somerset
                                                                                   Exchange Fund and The Europe Fund,
                                                                                   Inc., until December 2001.
-------------------------- ---------------- -------------------------------------- -----------------------------------------
Brian C. Dillon            Vice President   Vice President since 2001              Chief Compliance Officer, Pilgrim
1400 Liberty Ridge Drive                                                           Baxter & Associates, Ltd., PBHG Fund
Wayne, PA  19087                                                                   Services, Pilgrim Baxter Private Equity
(40)                                                                               Advisor, PBHG Shareholder Services and
                                                                                   PBHG Fund Distributors since April
                                                                                   2001. Vice President, PBHG Funds, since
                                                                                   2001. Vice President and Senior
                                                                                   Compliance Officer, Delaware Management
                                                                                   Company, Inc. (investment adviser) and
                                                                                   the Delaware Investments Funds
                                                                                   (investment companies), 1995-2001.
-------------------------- ---------------- -------------------------------------- -----------------------------------------

----------------------------------------------------------------------------------------------------------------------------
OFFICERS*
-------------------------- ---------------- -------------------------------------- -----------------------------------------
NAME, ADDRESS, AND AGE      POSITION HELD    TERM OF OFFICE* AND LENGTH               PRINCIPAL OCCUPATION(S) DURING
                            WITH THE FUND           OF TIME SERVED                             PAST 5 YEARS
-------------------------- ---------------- -------------------------------------- -----------------------------------------
Stephen F. Panner             Assistant     Assistant Treasurer                    Fund Administration Manager, Pilgrim
1400 Liberty Ridge Drive      Treasurer     Since 2000                             Baxter & Associates, Ltd. Since 2000.
Wayne, PA  19087                                                                   Assistant Treasurer, PBHG Funds since
(33)                                                                               2001. Fund Accounting Manager, SEI
                                                                                   Investments Mutual Fund Services,
                                                                                   1997-2000.
-------------------------- ---------------- -------------------------------------- -----------------------------------------
William P. Schanne            Assistant     Assistant Treasurer                    Fund Administration Associate, Pilgrim
1400 Liberty Ridge Drive      Treasurer     Since 2000                             Baxter & Associates, Ltd. Since August
Wayne, PA  19087                                                                   2001.  Assistant Treasurer, PBHG Funds
(31)                                                                               since 2001.  Fund Accounting
                                                                                   Supervisor, PFPC, Inc., 1999-2001. Fund
                                                                                   Accountant, PFPC, Inc., 1998-1999.
                                                                                   Annuity Loan Officer and Fund Auditor,
                                                                                   Carpernters' Health and Welfare of
                                                                                   Philadelphia, 1996-1998.
-------------------------- ---------------- -------------------------------------- -----------------------------------------
John C. Munch              Vice President   Vice President and Assistant           Vice President and Assistant Secretary
One Freedom Valley Drive    and Assistant   Secretary since 2002                   of SEI Investments Global Funds
Oaks, PA 19456                Secretary                                            Services and SEI Investments
(32)                                                                               Distribution Co. since November 2001.
                                                                                   Vice President and Assistant Secretary,
                                                                                   PBHG Funds since 2002. Associate, Howard,
                                                                                   Rice, Nemorvoski, Canady, Falk & Rabkin
                                                                                   (law firm), 1998-2001. Associate, Seward
                                                                                   & Kissel LLP (law firm), 1996-1998.
-------------------------- ---------------- -------------------------------------- -----------------------------------------
Timothy D. Barto           Vice President   Vice President and Assistant           Vice President and Assistant Secretary
One Freedom Valley Road    and Assistant    Secretary since 1999                   of SEI Investments Co. and Vice
Oaks, PA 19456             Secretary                                               President and Assistant Secretary of
(35)                                                                               SEI Investments Mutual Fund Services
                                                                                   and SEI Investments Distribution Co.
                                                                                   since November 1999. Vice President and
                                                                                   Assistant Secretary, PBHG Funds since
                                                                                   1999. Associate, Dechert Price & Rhoads
                                                                                   (law firm) 1997-1999.
-------------------------- ---------------- -------------------------------------- -----------------------------------------

*Officer of the Trust until such time as his or her successor is duly elected and qualified.

         The Trustees of the Trust are responsible for major decisions relating to each Portfolio's investment goal, policies, strategies and techniques. The Trustees also supervise the operations of the Trust by its officers and service various service providers, but they do not actively participate in the day-to-day operation of or decision making process related to the Trust. The Board of Trustees has two standing committees: a Nominating and Compensation Committee and an Audit Committee. Currently, the members of each Committee are Jettie Edwards, John Bartholdson and Albert Miller, comprising all the disinterested Trustees of the Trust. The Nominating and Compensation Committee selects and nominates those persons for membership on the Trust's Board of Trustees who are disinterested trustees, reviews and determines compensation for the disinterested Trustees of the Trust and selects independent legal counsel, as set forth in Rule 0-1(6), to provide the disinterested Trustees of the Trust with legal advice as needed. During the Trust's fiscal year ended December 31,

2002, the Nominating and Compensation Committee held one meeting. The Nominating Committee currently does not consider nominations from shareholders. The Audit Committee oversees the financial reporting process for the Trust, monitoring the Trust's audit process and results. As part of this process, the Audit Committee recommends the selection of an independent audit firm for the approval of the entire Trust's Board of Trustees and evaluates the independent audit firm's performance, costs and financial stability. During Trust's fiscal year ended December 31, 2002, the Audit Committee held two meetings.

The table below provides each Trustee's ownership of shares of each Portfolio and of all funds advised by Pilgrim Baxter as of December 31, 2002.

--------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------- ------------------------------- ------------------------------------------------------
NAME OF TRUSTEE                   DOLLAR RANGE OF EQUITY       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                               SECURITIES IN THE PORTFOLIOS    REGISTERED INVESTMENT COMPANIES IN THE PBHG FAMILY
                                                                          COMPLEX OVERSEEN BY TRUSTEES
----------------------------- ------------------------------- ------------------------------------------------------
John R. Bartholdson           none                            $10,000 - $50,000
----------------------------- ------------------------------- ------------------------------------------------------
Jettie M. Edwards             none                            $50,000 - $100,000
----------------------------- ------------------------------- ------------------------------------------------------
Albert A. Miller              None                            $50,000 - $100,000
--------------------------------------------------------------------------------------------------------------------

Each current Trustee of the Trust received the following compensation during the fiscal year ended December 31, 2002:

================================= ==================== ================== ================= ======================

                                                        PENSION OR                          TOTAL
                                                        RETIREMENT        ESTIMATED         COMPENSATION
                                  AGGREGATE             BENEFITS          ANNUAL            FROM TRUST
                                  COMPENSATION          ACCRUED AS PART   BENEFITS UPON     AND TRUST COMPLEX
NAME OF PERSON,                   FROM                  OF TRUST          RETIREMENT        PAID TO TRUSTEES**
POSITION                          TRUST                 EXPENSES
--------------------------------- -------------------- ------------------ ----------------- ----------------------

John R. Bartholdson,                    $31,917               N/A               N/A                $86,333
Trustee                                                                                      for services on two
                                                                                                   boards
--------------------------------- -------------------- ------------------ ----------------- ----------------------

Jettie M. Edwards,                      $31,917               N/A               N/A                $86,333
Trustee                                                                                      for services on two
                                                                                                   boards
--------------------------------- -------------------- ------------------ ----------------- ----------------------

Albert A. Miller,                       $31,917               N/A               N/A                $86,333
Trustee                                                                                      for services on two
                                                                                                   boards
--------------------------------- -------------------- ------------------ ----------------- ----------------------

* Trust Complex means the Trust and PBHG Funds.

CODES OF ETHICS
The Trust, the Adviser, the Sub-Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act governing personal trading by persons who manage, or who have access to trading activity by, the Portfolios. Each Code of Ethics allows trades to be made in securities that may be held by the Portfolio; however, it prohibits a person from taking advantage of Portfolio trades or from acting on inside information.

                             5% AND 25% SHAREHOLDERS

As of April 7, 2003, the following persons were the only persons who were record owners of 5% or more of the shares of the Portfolios. Any record owner of more than 25% of the shares of a Portfolio may be deemed a controlling person of that Portfolio. The percent of each Portfolio's shares owned by all officers and Trustees of the Trust as a group is less than 1 percent of the outstanding shares of each such Portfolio. The Trust believes that most of the shares referred to below were held by the persons indicated in the insurance company separate accounts for the benefit of contract owners or policyholders of variable insurance contracts.

                            PBHG GROWTH II PORTFOLIO

Fidelity Investments Life Insurance Co.                                  61.85%
82 Devonshire Street #H4C
Boston, MA  02109-3614

GE Life & Annuity Assurance Co.                                          19.08%
6610 W. Broad Street
Richmond, VA  23230-1702

Empire Fidelity Investments Life Insurance Co.                            6.78%
82 Devonshire Street #H4C
Boston, MA 02109-3605

                         PBHG LARGE CAP GROWTH PORTFOLIO

GE Life & Annuity Assurance Co                                           70.96%
6610 W. Broad Street
Richmond, VA  23230-1702

Annuity Investors Life Insurance Co.                                     22.15%
250 E. Fifth Street
Cincinnati, OH 45202-4119

                            PBHG SMALL CAP PORTFOLIO

Fidelity Investments Life Insurance Co.                                  92.87%
82 Devonshire Street #H4C
Boston, MA  02109-3614


Empire Fidelity Investments Life Insurance Company                        7.13%
82 Devonshire Street #H4C
Boston, MA 02109-3605

                             PBHG MID-CAP PORTFOLIO

Annuity Investors Life Insurance Co.                                     45.48%
250 E. Fifth Street
Cincinnati, OH 45202-4119


MONY Life Insurance Company                                               5.34%
MONY Variable Account A-VA
The MONY Group
1740 Broadway MD 6-36
New York,  NY  10019-4315


MONY Life Insurance Co. of America                                       43.91%
MONY Variable Account A-VA
The MONY Group
1740 Broadway MD 6-36
New York,  NY  10019-4315


                           PBHG SELECT VALUE PORTFOLIO

Fidelity Investments Life Insurance Co.                                  87.19%
82 Devonshire Street #H4C
Boston, MA  02109-3614

Empire Fidelity Investments Life Insurance Company                        7.94%
82 Devonshire Street #H4C
Boston, MA 02109-3605

                   PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Fidelity Investments Life Insurance Co.                                  79.80%
82 Devonshire Street #H4C
Boston, MA  02109-3614

Empire Fidelity Investments Life Insurance Co.                            6.98%
82 Devonshire Street #H4C
Boston, MA 02109-3605

Annuity Investors Life Insurance Co.                                      7.59%
250 E. Fifth Street
Cincinnati, OH 45202-4119

                            PBHG SELECT 20 PORTFOLIO


Fidelity Investments Life Insurance Co.                                  89.89%
82 Devonshire Street #H4C
Boston, MA  02109-3614

Empire Fidelity Investments Life Insurance Co.                            9.56%
82 Devonshire Street #H4C
Boston, MA 02109-3605

                           SMALL CAP GROWTH PORTFOLIO


First Variable Life Insurance Co.                                       100.00%
P.O. Box 830765
Birmingham, AL 35283-0765



                                   THE ADVISER

The Trust and Pilgrim Baxter & Associates, Ltd. (the "Adviser") have entered into an advisory agreement (the "Advisory Agreement"). The Advisory Agreement provides certain limitations on the Adviser's liability, but also provides that the Adviser shall not be protected against any liability to the Trust or each of its Portfolios or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

As a result of a tender offer and merger, Old Mutual plc ("Old Mutual") became the ultimate parent company of Pilgrim Baxter. Pilgrim Baxter is now an indirect wholly owned subsidiary of Old Mutual. Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual's principal offices are located at 3rd Floor, Lansdowne House, 57 Berkeley Square, London, WIX 50H, United Kingdom.

PBHG Fund Services, the Trust's Administrator, is a wholly owned subsidiary of the Adviser (see "The Administrator" for more detail on PBHG Fund Services). PBHG Fund Services also serves as administrator to PBHG Funds, a management investment company also managed by the Adviser. PBHG Fund Distributors, the Trust's Distributor, is also a wholly owned subsidiary of the Adviser (see "The

Distributor" for more detail on PBHG Fund Distributors). PBHG Fund Distributors also serves as distributor to PBHG Funds. The Adviser currently has discretionary management authority with respect to over $8 billion in assets as of March 31, 2003. In addition to advising the Portfolios, the Adviser provides advisory services to other mutual funds and to pension and profit-sharing plans, charitable institutions, corporations, trusts and estates, and other investment companies. The principal business address of the Adviser is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593.

The Advisory Agreement obligates the Adviser to: (1) provide a program of continuous investment management for each Portfolio in accordance with the Portfolio's investment objectives, policies and limitations; (2) make investment decisions for each Portfolio; and (3) place orders to purchase and sell securities for each Portfolio, subject to the supervision of the Board of Trustees. The Advisory Agreement requires the Adviser to pay its overhead and employee costs and the compensation and expenses of all its partners, officers and employees who serve as officers and executive employees of the Trust.

The continuance of the Advisory Agreement with respect to each Portfolio after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Portfolio and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement with respect to each Portfolio may be terminated (i) at any time without penalty by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities of such Portfolio upon sixty (60) days' written notice to the Adviser or (ii) by the Adviser at any time without penalty upon sixty (60) days' written notice to the Trust. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the Small Cap Portfolio's average daily net assets, 0.85% of each of the Growth II, Small Cap Growth, Technology & Communications, Mid-Cap, and Select 20 Portfolios' average daily net assets, 0.75% of the Large Cap Growth Portfolio's average daily net assets, 0.65% of the Select Value Portfolio's average daily net assets, and 0.60% of the Stable Value Portfolio's average daily net assets.

In the interest of limiting expenses of the Portfolios, the Adviser has entered into an expense limitation agreement through December 31, 2003 with the Trust with respect to each Portfolio (the "Expense Limitation Agreement"), pursuant to which the Adviser has agreed to waive or limit its fees and to assume other expenses of the Portfolios to the extent necessary to limit the total annual operating expenses (expressed as a percentage of each Portfolio's average daily net assets) to not more than: 1.20% of the average daily net assets of the Growth II, Small Cap Growth, Small Cap, Mid-Cap, Technology & Communications, Select 20 and Stable Value Portfolios; 1.10% of the average daily net assets of the Large Cap Growth Portfolio; and 1.00% of the average daily net assets of the Select Value Portfolio. Such waivers and assumption of expenses by the Adviser may be discontinued at any time after such date. If in any fiscal year in which a Portfolio's assets are greater than $75 million and its "Total Operating Expenses" do not exceed the limits previously noted, the Board of Trustees may elect to reimburse the Adviser for any fees it waived or expenses it reimbursed on that Portfolio's behalf during the previous two fiscal years. The Board has made no reimbursement election for the fiscal year ended December 31, 2002.

For the fiscal years ended December 31, 2000, 2001 and 2002, the Portfolios (other than Stable Value Portfolio, which had not commenced operations prior to the close of the Trust's fiscal year) paid and the Adviser waived the following advisory fees:

=========================== ============================================= ============================================
Portfolio                                    Fees Paid                                    Fees Waived
                                                                                      Expenses Reimbursed
                            --------------- --------------- ------------- ------------- ---------------- -------------
                                 2000            2001           2002          2000           2001            2002
--------------------------- --------------- --------------- ------------- ------------- ---------------- -------------
Growth II Portfolio           $3,488,835       $1,824,841      $882,035        $0             $0              $0
--------------------------- --------------- --------------- ------------- ------------- ---------------- -------------
Large Cap Growth Portfolio     $465,828        $461,991       $287,543         $0             $0              $0
--------------------------- --------------- --------------- ------------- ------------- ---------------- -------------
Mid-Cap Portfolio               $6,790         $15,757        $77,275      $25,291**       $19,498+        $24,265
--------------------------- --------------- --------------- ------------- ------------- ---------------- -------------
Select 20 Portfolio           $7,594,899      $3,510,064     $1,800,791        $0             $0              $0
--------------------------- --------------- --------------- ------------- ------------- ---------------- -------------
Select Value Portfolio         $440,515       $1,824,140     $1,405,982        $0             $0              $0
--------------------------- --------------- --------------- ------------- ------------- ---------------- -------------
Small Cap Growth
Portfolio 1                      N/A           $16,218        $53,526         N/A          $26,753++       $30,453
--------------------------- --------------- --------------- ------------- ------------- ---------------- -------------
Small Cap Portfolio           $1,317,760      $3,465,459     $3,562,904     $19,054         $16,641        $68,331
--------------------------- --------------- --------------- ------------- ------------- ---------------- -------------
 echnology &
Communications Portfolio     $18,321,870      $5,540,504     $2,301,372        $0             $0              $0
=========================== =============== =============== ============= ============= ================ =============

1 The 2001 period is calculated from April 30, 2001 (commencement of operations) through December 31, 2001.

 * Includes $5,102 in waived fees and $22,671 in reimbursed expenses. ** Includes $6,790 in waived fees and $18,501 in reimbursed expenses.
 + Includes $15,757 in waived fees and $6,522 in reimbursed expenses. ++ Includes $16,218 in waived fees and $10,535 in reimbursed expenses.

                                 THE SUB-ADVISER

DWIGHT ASSET MANAGEMENT COMPANY

The Trust, on behalf of the PBHG Stable Value Portfolio, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Dwight. The Sub-Advisory Agreement provides certain limitations on Dwight's liability, but also provides that Dwight shall not be protected against any liability to the Portfolio or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates Dwight to: (i) manage the investment operations of the Portfolio and the composition of the Portfolio's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Portfolio's investment objective, policies and limitations;
(ii) provide supervision of the Portfolio's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Portfolio and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Portfolio and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Portfolio's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio and
(ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated (i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Portfolio, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Dwight at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Portfolio, Dwight is entitled to receive a fee from Pilgrim Baxter equal to, on an annual basis, 50% of all management fees paid to Pilgrim Baxter (net of any fee waivers, reimbursements and alliance fees).

A team of investment professionals is primarily responsible for the day-to-day management of the PBHG Stable Value Portfolio. Listed below are the investment professionals of the Sub-Adviser that comprise the team and a description of their business experience during the past five years.

  Name and Title                                          Experience
------------------------------- ----------------------------------------------------------------------------
Laura P. Dagan,  Managing       Ms. Dagan has 23 years of fixed income investment experience, with 16
Director and Chief Operating    years of stable value investment experience with Dwight.  She is a
Officer                         Director of the Stable Value Investment Association.  She is a Founding
Member of Investment            Director and Past President of the Vermont Security Analysts Society of
Committee                       the Association for Investment Management and Research  (AIMR).  She is a
                                Director of Old Mutual Trust Company. She received her B.S. from Bucknell
                                University. Ms. Dagan is a Chartered Financial Analyst.
------------------------------- ----------------------------------------------------------------------------
David T. Kilborn, Head of       Mr. Kilborn has 12 years of investment experience, with 7 years of stable
Fixed Income Structured         value investment experience since joining Dwight in 1995. Prior to that
Products (ABS), Emerging        time, he was a Fixed Income Securities Trader at Nations Banc Capital
Markets and Portfolio Strategy  Markets, HSBC and Chemical Bank.  He received his B.A. from Trinity
                                College. Mr. Kilborn is a Chartered Financial Analyst.
------------------------------- ----------------------------------------------------------------------------
Ronald W. Heath, Senior Vice    Mr. Heath has 13 years of investment experience, and 10 years of stable
President, Portfolio            value investment experience.  Prior to joining Dwight, he was a Portfolio
Management                      Manager for Morley Capital Management and a Financial and Management
                                consultant for Anderson Consulting.  He received his B.A. and M.B.A. from the University of Oregon.
------------------------------- ----------------------------------------------------------------------------
Andrew D. Beaumier,             Mr. Beaumier has 8 years of accounting and public/private compliance
Assistant Vice President,       experience and 4 years stable value investment experience since joining
Portfolio Management            Dwight in 1998.  Prior to that time, he was an accountant for Banknorth
                                Group, Inc.  He received his B.S. from Lyndon State College.
------------------------------- ----------------------------------------------------------------------------


APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT:

In approving the investment advisory agreement for Growth II, Large Cap Growth, Mid-Cap Value, Select 20, Select Value, Small Cap Value and Technology & Communications Portfolios, the Board of Trustees considered various matters relating to Old Mutual plc acquiring the outstanding common stock of United Asset Management, the parent company of the Portfolios' investment adviser, Pilgrim Baxter & Associates, Ltd. including the following: Old Mutual's financial strength and asset management experience; Old Mutual's commitment to retain Pilgrim Baxter's existing corporate structure and management team, the terms of new arrangements with Pilgrim Baxter's principals, the fact that there would be no changes to the Portfolios' advisory fees and no material differences in the Portfolio' expense limitation arrangements, the fact that there would be no unfair burden, as defined in the 1940 Act, imposed on the Portfolios' as a result of Old Mutual acquiring UAM, the qualifications of the Pilgrim Baxter and the importance of maintaining continuity of Fund management. In addition, the Trustees considered information they regularly consider when determining whether to continue a particular Portfolio's investment advisory and sub-advisory agreements from year to year, which is discussed below. In approving the investment advisory agreement for the Small Cap Growth and Stable Value Portfolios, the Trustees also considered the following information. This information includes, among other things: the qualifications of the professional staff, resources and investment process of Pilgrim Baxter and the Sub-Adviser; the terms of each investment advisory and sub-advisory agreement, the scope and quality of the services that Pilgrim Baxter and the Sub-Adviser provides to the Portfolios, the investment performance of each Portfolio (if applicable) and of comparable funds managed by other advisers over various periods, the advisory rates payable by the Portfolios and Pilgrim Baxter and by other funds and client accounts managed by Pilgrim Baxter and the Sub-Adviser and payable by comparable funds managed by other advisers, including potential fall-out benefits to Pilgrim Baxter; each Portfolio's total expense ratio and expense limitation agreement and the total expense ratios of comparable funds managed by other advisers; and the profitability and financial condition of Pilgrim Baxter and the Sub-Adviser.


                                 THE DISTRIBUTOR

PBHG Fund Distributors (the "Distributor"), a wholly owned subsidiary of the Adviser, and the Trust are parties to a distribution agreement (the "Distribution Agreement") dated May 1, 2001, pursuant to which the Distributor serves as principal underwriter for the Trust. The Distributor receives no compensation for serving in such capacity. The Distributor's principal business address is 1400 Liberty Ridge Drive, Wayne, PA 19087. Prior to May 1, 2001, SEI served as principal underwriter for the Trust. SEI received no compensation for serving in such capacity.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than sixty (60) days' written notice by either party or upon assignment by the Distributor.

                     THE ADMINISTRATOR AND SUB-ADMINISTRATOR

The Trust and PBHG Fund Services (the "Administrator") entered into an Administrative Services Agreement (the "Administrative Agreement") on January 25, 2001, pursuant to which the Administrator oversees the administration of the business and affairs of the Trust, including services provided to it by various third parties. The Administrator was organized as a Pennsylvania business trust and has its principal place of business at 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087. Under the Administrative Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of each Portfolio of the Trust. The Administrative Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement shall continue in effect unless terminated by either party upon not less than ninety (90) days' prior written notice to the other party.

The Administrator and SEI Investments Mutual Fund Services (the "Sub-Administrator") entered into an amended and restated Sub-Administrative Services Agreement (the "Sub-Administrative Agreement") on January 1, 2001, pursuant to which the Sub-Administrator assists the Administrator in connection with the administration of the business and affairs of the Trust. SEI Investments Management Corporation ("SEI Investments"), which is a wholly owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator was organized as a Delaware business trust, and has its principal business offices at One Freedom Valley Road, Oaks, Pennsylvania 19456. Under the Sub-Administrative Agreement, the Administrator pays the Sub-Administrator fees at the greater of an annual rate based on the combined average daily net assets of the Trust and PBHG Funds calculated as follows: (i) 0.0165% of the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion or an annual rate of $50,000 per Portfolio in the Trust and PBHG Funds. The Agreement provides that the Sub-Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Agreement shall continue in effect until December 31, 2004, subject to certain termination provisions. After this initial term, the Agreement will renew each year unless terminated by either party upon not less than ninety (90) days' prior written notice to the other party.

Prior to January 1, 2001, the Sub-Administrator assisted the Administrator in connection with the administration of the business and affairs of the Trust pursuant to a Sub-Administration Services Agreement dated April 1, 1997, as amended (the "Former Agreement"). The Sub-Administrator's duties under the Former Agreement were substantially similar to its duties under the current Sub-Administration Agreement. Effective January 1, 2001, the Administrator paid the Sub-Administrator fees under the Former Agreement at the annual rate noted in the previous paragraph. Prior to January 1, 2001, the Administrator paid the Sub-Administrator fees at the annual rate based on the combined average daily net assets of the Trust and The PBHG Funds, Inc., calculated as follows: (i) 0.040% of the first $2.5 billion, plus (ii) 0.025% of the next $7.5 billion, plus (iii) 0.020% of the excess over $10 billion.

For the fiscal years ended December 31, 2000, 2001 and 2002, the Portfolios (other than Stable Value Portfolio, which had not commenced operations prior to the close of the Trust's fiscal year) paid and the Administrator waived the following administration fees:

------------------------------------ -------------------------------------------- -----------------------------------------
                                                      FEES PAID                                 FEES WAIVED
  PORTFOLIO
                                     --------------- ------------- -------------- ------------- ------------- -------------
                                          2000           2001          2002           2000          2001          2002
------------------------------------ --------------- ------------- -------------- ------------- ------------- -------------
Growth II Portfolio                     $603,458       $322,031      $159,032          $0            $0            $0
------------------------------------ --------------- ------------- -------------- ------------- ------------- -------------
Large Cap Growth Portfolio              $84,019        $92,398        $57,508          $0            $0            $0
------------------------------------ --------------- ------------- -------------- ------------- ------------- -------------
Mid-Cap Portfolio                        $1,198          $2,781        $13,636       $1,198        $2,781          $0
------------------------------------ --------------- ------------- -------------- ------------- ------------- -------------
Select 20 Portfolio                    $1,340,276       $619,423      $317,786         $0            $0            $0
------------------------------------ --------------- ------------- -------------- ------------- ------------- -------------
 Select Value Portfolio                 $93,153         $420,955      $324,457         $0            $0            $0
------------------------------------ --------------- ------------- -------------- ------------- ------------- -------------
Small Cap Growth Portfolio1               N/A            $2,862        $9,445         N/A            $0            $0
------------------------------------ --------------- ------------- -------------- ------------- ------------- -------------
Small Cap Portfolio                     $197,664        $519,819      $534,435         $0            $0            $0
------------------------------------ --------------- ------------- -------------- ------------- ------------- -------------
Technology & Communications
Portfolio                              $3,233,271       $977,736      $406,124         $0            $0            $0
------------------------------------ --------------- ------------- -------------- ------------- ------------- -------------

1 The 2001 period is calculated from April 30, 2001 (commencement of operations) through December 31, 2001.

                             OTHER SERVICE PROVIDERS

THE TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS

DST Systems, Inc. ("DST"), P.O. Box 419534, Kansas City, Missouri 64141-6534 serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust. Prior to October 1, 2000, PBHG Fund Services served as shareholder servicing agent of the Trust. PBHG Fund Services had, in turn, contracted with UAM Shareholder Service Center, Inc. ("UAM SSC"), an affiliate of the Adviser, and provided services to the Trust pursuant to a sub-shareholder servicing agreement. UAM SSC received no fees directly from the Portfolios. Effective the close of business September 30, 2000, the shareholder servicing agreement with PBHG Fund Services and the sub-shareholder servicing agreement with UAM SSC were terminated. Effective October 1, 2000, the Trust entered into a materially similar shareholder servicing agreement with DST.

From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Trust to persons who beneficially own interests in the Trust, such as participants in Qualified Plans. These services may include, among other things, sub-accounting services, answering inquiries relating to the Trust, delivering, on behalf of the Trust, proxy statements, annual reports, updated Prospectuses, other communications regarding the Trust, and related services as the Trust or the beneficial owners may reasonably request.

CUSTODIAN

Wachovia Bank, National Association (formerly named First Union National Bank) ("Custodian"), 123 South Broad Street, Philadelphia, Pennsylvania 19109, serves as the custodian for the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

COUNSEL AND INDEPENDENT ACCOUNTANTS

Ballard Spahr Andrews & Ingersoll, LLP serves as counsel to the Trust. PricewaterhouseCoopers LLP serves as the independent accountants of the Trust.

                             PORTFOLIO TRANSACTIONS

The Adviser (or Sub-Adviser, if applicable) is authorized to select brokers and dealers to effect securities transactions for each Portfolio. The Adviser (or Sub-Adviser, if applicable) will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser (or Sub-Adviser, if applicable) generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Adviser (or Sub-Adviser, if applicable) seeks to select brokers or dealers that offer the Portfolios best price and execution. Only after a broker or dealer is deemed to be qualified and able to deliver best price and execution on a particular transaction, the Adviser (or Sub-Adviser, if applicable) may then consider selecting a broker or dealer for one of the following reasons: (1) receipt of research or brokerage execution products and services and (2) receipt of other services which are of benefit to the Portfolios. In the case of securities traded in the over-the-counter market, the Adviser (or Sub-Adviser, if applicable) expects normally to seek to select primary market makers.

The Adviser (or Sub-Adviser, if applicable) may, consistent with the interests of the Portfolios, select brokers on the basis of the research services they provide to the Adviser (or Sub-Adviser). These research services may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses.

Information so received by the Adviser (or Sub-Adviser, if applicable) will be in addition to and not in lieu of the services required to be performed by the Adviser (or Sub-Adviser, if applicable) under the Advisory Agreement and Sub-Advisory Agreement. If, in the judgment of the Adviser (or Sub-Adviser, if applicable), the Portfolios or other accounts managed by the Adviser (or Sub-Adviser, if applicable) will be benefited by supplemental research services, the Advisers are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of the Adviser (or Sub-Adviser, if applicable) will not necessarily be reduced as a result of the receipt of such supplemental information, and such services may not be used exclusively, or at all, with respect to each Portfolio or account generating the brokerage, and there can be no guarantee that the Adviser (or Sub-Adviser, if applicable) will find all of such services of value in advising the Portfolios.

The Adviser (or Sub-Adviser, if applicable) is permitted to allocate portfolio transactions, which generate commissions or commission equivalents from certain accounts to brokers or dealers who provide services directly to or for the managed account. In some instances, the services provided by the broker or dealer may help offset expenses that the account would otherwise pay directly.

The Portfolios may request that the Adviser (or Sub-Adviser, if applicable) direct the Portfolios' brokerage to offset certain expenses of the Portfolios. The Adviser (or Sub-Adviser, if applicable) attempts to fulfill directed brokerage subject to achieving best execution. Although the Adviser (or Sub-Adviser, if applicable) attempts to satisfy the Portfolios' direction requests, there can be no guarantee that they will be able to do so. In certain circumstances the directed broker may not offer the lowest commission or commission equivalents rate. This may cause the Portfolios to pay a higher rate of commission than might otherwise have been available had the Adviser (or Sub-Adviser, if applicable) been able to choose the broker or dealer to be utilized.

By directing a portion of a portfolio's generated brokerage commissions, the Adviser (or Sub-Adviser, if applicable) may not be in a position to negotiate brokerage commissions or commission equivalents on the Portfolio's behalf with respect to transactions effected by the directed broker or dealer, to freely negotiate commission rates or spreads on the basis of the list price and execution, or to commingle or "bunch" orders for purposes of execution with orders for the same securities for other accounts managed by the Adviser (or Sub-Adviser, if applicable). In cases where the Portfolios have instructed the Adviser (or Sub-Adviser, if applicable) to direct brokerage to a particular broker or dealer, orders for the Portfolios may be placed after brokerage orders for accounts that do not impose such restrictions.

The Portfolios may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Portfolios on an exchange if a written contract is in effect between the Distributor and the Portfolio expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Portfolios for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Adviser (or Sub-Adviser, if applicable) may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Portfolios' or the Trust's expenses. Because shares of the Portfolios are not marketed through intermediary broker-dealers, it is not the Portfolios' practice to allocate brokerage or effect principal transactions with broker-dealers on the basis of sales of shares that may be made through such firms. However, the Adviser (or Sub-Adviser, if applicable) may place orders for the purchase or sale of portfolio securities with qualified broker-dealers who refer clients to the Portfolios. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Consistent with the Conduct Rules of NASD Regulation, Inc. and subject to seeking best execution and such other policies as the Board of Trustees may determine, the Adviser (or Sub-Adviser, if applicable) may consider sales of Trust shares or VA Contracts and VLI Policies as a factor in the selection of dealers to execute portfolio transactions for the Trust.

During 2002, the Large Cap Growth, Small Cap, Mid-Cap, Select Value and Select 20 Portfolios each bought and sold securities of their regular broker-dealers. As of December 31, 2002, the Large Cap Growth Portfolio had a $612,216 position in Bank of America, a $431,204 position in Wells Fargo, the Select Value Portfolio had a $4,398,750 position in Citigroup and the Select 20 Portfolio had a $8,557,110 position in Bank of America. No other Portfolios held any positions in such broker dealers as of December 31, 2002.

For the fiscal years ended December 31, 2000, 2001 and 2002, the Portfolios (other than Stable Value Portfolio, which had not commenced operations prior to the close of the Trust's fiscal year) paid brokerage fees as follows:

       ========================================= ==================== ===================== ====================
                                                   TOTAL AMOUNT OF      TOTAL AMOUNT OF       TOTAL AMOUNT OF
                                                      BROKERAGE            BROKERAGE             BROKERAGE
                                                  COMMISSIONS PAID      COMMISSIONS PAID      COMMISSIONS PAID
                                                       IN 2000              IN 2001               IN 2002
       ----------------------------------------- -------------------- --------------------- --------------------
       Growth II Portfolio                            $519,038              $210,852             $711,924*
       ----------------------------------------- -------------------- --------------------- --------------------
       Large Cap Growth Portfolio                     $120,546              $110,933             $150,816
       ----------------------------------------- -------------------- --------------------- --------------------
       Small Cap Portfolio                            $946,182             $1,296,854           $3,143,190*
       ----------------------------------------- -------------------- --------------------- --------------------
       Mid-Cap Portfolio                               $5,261               $15,851              $82,112**
       ----------------------------------------- -------------------- --------------------- --------------------
        Select Value Portfolio                       $1,963,453            $4,712,750           $3,900,764
       ----------------------------------------- -------------------- --------------------- --------------------
       Technology & Communications Portfolio         $2,608,389            $2,022,450           $3,290,810*
       ----------------------------------------- -------------------- --------------------- --------------------
       Select 20 Portfolio                            $969,330              $914,787             $889,012
       ----------------------------------------- -------------------- --------------------- --------------------
       Small Cap Growth Portfolio1                       N/A                 $1,995               $34,157
       ========================================= ==================== ===================== ====================

     * The Growth II, Small Cap and Technology & Communications Portfolios paid higher brokerage commissions in 2002 than in prior periods. The increase was due primarily to a significant decrease in the asset levels of certain Portfolios.
     ** The Mid-Cap Portfolio paid higher brokerage commissions in 2002 than in prior periods. The increase was due primarily to a significant increase in the asset level of the Portfolio.

======================================= ======================= =======================
                                                                   Percent of aggregate
                                           Percent of Total       amount of transactions
                                         Amount of Brokerage       involving payment of
                                         Commissions Paid to        commissions to SEI
                                           SEI Investments              Investments
                                         Distribution Co. in       Distribution Co. in
                                             2001**                     2001**2
--------------------------------------- ----------------------- -----------------------
Growth II Portfolio                     3%                      23%
--------------------------------------- ----------------------- -----------------------
Large Cap Growth Portfolio              1%                      26%
--------------------------------------- ----------------------- -----------------------
Small Cap Portfolio                     0%                      25%
--------------------------------------- ----------------------- -----------------------
Mid-Cap Portfolio                       0%                      7%
--------------------------------------- ----------------------- -----------------------
 Select Value Portfolio                 0%                      30%
--------------------------------------- ----------------------- -----------------------
Technology & Communications Portfolio   1%                      38%
--------------------------------------- ----------------------- -----------------------
Select 20 Portfolio                     1%                      46%
--------------------------------------- ----------------------- -----------------------
Small Cap Growth Portfolio1             0%                      0%
======================================= ======================= =======================



** Prior to May 1, 2001, SEI Investment Distribution Co. served as principal underwriter to the Trust.

1 The 2001 period is calculated from April 30, 2001 (commencement of operations) through December 31, 2001.

2 During 2001, SEI Investment Distribution Co. acted as the Portfolios' agent in effecting repurchase agreement transactions using the Portfolios' uninvested short term cash. SEI Investment Distribution Co. received a fee for this service.

                              DESCRIPTION OF SHARES

The Trust is authorized to issue an unlimited number of Shares of beneficial interest with a par value of $0.001 per Share. The Trustees may, from time to time, authorize the division of the Shares into one or more series, each of which constitutes a Portfolio. Each Share of a Portfolio represents an equal proportionate interest in that Portfolio with each other Share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Portfolio available for distribution to shareholders of that Portfolio. All consideration received by the Trust for Shares of any Portfolio and all assets in which such consideration is invested belong to that Portfolio and are subject to the liabilities related thereto.

VOTING RIGHTS, SHAREHOLDER LIABILITY AND TRUSTEE LIABILITY

Each Share held entitles a shareholder to one vote for each dollar of net asset value of Shares held by the shareholder. Shareholders of each Portfolio of the Trust will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Portfolios will be voted on only by shareholders of the affected Portfolios. Shareholders of all Portfolios of the Trust will vote together in matters affecting the Trust generally, such as the election of Trustees. The Trust is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. The Trust Agreement provides that the Trustees of the Trust shall hold office during the existence of the Trust, except as follows: (a) any Trustee may resign or retire;
(b) any Trustee may be removed by a vote of at least two-thirds of the outstanding Shares of the Trust at a meeting, or at any time by written instrument signed by at least two-thirds of the Trustees and specifying when such removal becomes effective; (c) any Trustee who has become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the Trustees; or (d) the trusteeship of any Trustee who has died shall be terminated upon the date of his death.

Under current law, a Participating Insurance Company is required to request voting instructions from VA Contract owners and VLI Policy owners and must vote all Shares held in the separate account in proportion to the voting instructions received. For a more complete discussion of voting rights, refer to the Participating Insurance Company separate account prospectus.

Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Agreement and Declaration of Trust and the By-Laws (the "Governing Instruments") provide for indemnification out of the property of a Portfolio for all losses and expenses of any shareholder of such Portfolio held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Portfolio would be unable to meet its obligations and the complaining party was held not to be bound by the liability disclaimer.

The Governing Instruments provide indemnification for current and former trustees, officers, employees and agents of the Trust to the fullest extent permitted by Delaware law and other applicable law. Trustees of the Trust may be personally liable to the Trust and its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.

                            PURCHASES AND REDEMPTIONS

Individual investors may not purchase or redeem shares of the Portfolios directly; shares may be purchased or redeemed only through VA Contracts and VLI Policies offered by separate accounts of Participating Insurance Companies. Please refer to the prospectus of the sponsoring Participating Insurance Company separate account for instructions on purchasing a VA Contract or VLI Policy. Shares of each Portfolio are offered on a continuous basis.

PURCHASES. All investments in the Portfolios are credited to a Participating Insurance Company's separate account immediately upon acceptance of the investments by the Portfolios. Each Participating Insurance Company receives orders from its contract owners to purchase or redeem shares of each Portfolio on each day that the Portfolio calculates its net asset value (a "Business Day"). That night, all orders received by the Participating Insurance Company prior to the close of regular trading on the New York Stock Exchange Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on that Business Day are aggregated, and the Participating Insurance Company places a net purchase or redemption order for shares of the Portfolios during the morning of the next Business Day. These orders are executed at the net asset value (described below under "Net Asset Value") next computed after receipt of such order by the Participating Insurance Company.

The Portfolios reserve the right to reject any specific purchase order. Purchase orders may be refused if, in the Adviser's opinion, they are of a size that would disrupt the management of the Portfolio. A Portfolio may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely effect the Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing VA Contract owners or VLI Policy owners would be permitted to continue to authorize investments in the Portfolios.

REDEMPTIONS. Shares of a Portfolio may be redeemed on any Business Day. Redemption orders which are received by a Participating Insurance Company prior to the close of regular trading on the NYSE on any Business Day and transmitted to the Trust or its specified agent during the morning of the next Business Day will be processed at the next net asset value computed after receipt of such order by the Participating Insurance Company. Redemption proceeds will normally be wired to the Participating Insurance Company on the Business Day following receipt of the redemption order by the Participating Insurance Company, but in no event later than seven days after receipt of such order.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of each Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has permitted by order. The Trust also reserves the right to suspend sales of shares of a Portfolio for any period during which the New York Stock Exchange, the Adviser, the Sub-Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

The Stable Value Portfolio charges a 2.00% redemption/exchange fee for investor initiated redemptions or exchanges of shares held less than 12 months. See the Prospectus for more details.

Purchases and redemptions may be made on any day on which the New York Stock Exchange is open for business. Currently, the following holidays are observed by the New York Stock Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                        DETERMINATION OF NET ASSET VALUE

The securities of each Portfolio are valued by the Sub-Administrator. The Sub-Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

Each Portfolio calculates the net asset value of a share by dividing the total value of its assets, less liabilities, by the number of shares outstanding. Shares are valued as of the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities listed on an exchange are valued at the last sale price. Portfolio securities quoted on a national market system are valued at the official closing price, or if there is none, at last sales price. Other securities are quoted at the most recent bid price. In the event a listed security is traded on more than one exchange, it is valued at the official closing price, or if none, the last sale price, on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the most recently quoted bid price. Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost. Securities for which market quotations are not readily available and other assets held by the Trust, if any, are valued at their fair value as determined in good faith by the Board of Trustees.

An example showing how to calculate the net asset value per share is included in each Portfolio's financial statements, which are incorporated by reference into this Statement of Additional Information.

                     TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

TAXES

For a discussion of the tax status of a VA Contract or VLI Policy, refer to the Participating Insurance Company separate account prospectus. The following is only a summary of certain income tax considerations generally affecting the Portfolio and its shareholders and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local income tax liabilities.

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio intends to qualify and elect to be treated as a regulated investment company ("RIC") that is taxed under the rules of Subchapter M of the Code. As such, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent such income and gains are distributed to the separate accounts of Participating Insurance Companies which hold its shares. Because shares of the Portfolios may be purchased only through VA Contracts and VLI Policies, it is anticipated that any income, dividends or capital gain distributions from the Portfolios are taxable, if at all, to the Participating Insurance Companies and will be exempt from current taxation of the VA Contract owner or VLI Policy owner if left to accumulate within the VA Contract or VLI Policy.

In order to qualify for treatment as a RIC under the Code, each Portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement"). In addition to the Distribution Requirement, each Portfolio must meet several other requirements. Among these requirements are the following: (i) each Portfolio must derive at least 90% of its gross income in each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts derived with respect to the Portfolio's business of investing in such stock, securities or currencies) (the "Income Requirement"); (ii) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) no more than 25% of the value of a Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Test"). For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or foreign government backing the particular currency. Consequently, a Portfolio may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its trading in forward foreign currency exchange contracts in order to stay within the limits of the Asset Diversification Test.

For purposes of the Income Requirement, foreign currency gains (including gains from options, futures or forward contracts on foreign currencies) that are not "directly related" to a Portfolio's principal business may, under regulations not yet issued, be excluded from qualifying income.

If a Portfolio fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates on its net investment income and net capital gain without any deductions for amounts distributed to shareholders.

From time to time, legislation has been proposed that would treat a redemption of shares of the Portfolios by VA Contracts and VLI Policies as a taxable transaction, and it can be expected that similar proposals may be introduced in Congress in the near future. The Trust cannot predict what proposals, if any, might be enacted or whether such proposals, if enacted, would apply retroactively to shares of the Portfolios that are issued and outstanding as of the date of enactment.

PORTFOLIO DISTRIBUTIONS. Notwithstanding the Distribution Requirement described above, which requires only that a Portfolio distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that calendar year, plus certain other amounts.

Treasury regulations permit a RIC in determining its investment company taxable income and undistributed net capital gain for any taxable year to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares.

INTERNAL REVENUE SERVICE REQUIREMENTS. The Portfolios intend to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax deferred status of VA Contracts and VLI Policies.

DIVIDENDS AND DISTRIBUTIONS

Each of the Portfolios will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of such Portfolios unless an election is made on behalf of a separate account of a Participating Insurance Company to receive distributions in cash. Participating Insurance Companies will be informed at least annually about the amount and character of distributions from the Trust for federal income tax purposes.

WITHHOLDING. In certain cases, a Portfolio will be required to withhold, and remit to the U.S. Treasury, 31% of any distributions paid to a shareholder who
(i) has failed to provide a correct taxpayer identification number, (ii) is subject to backup withholding by the Internal Revenue Service, or (iii) has not certified to the Portfolio that such shareholder is not subject to backup withholding.

ZERO COUPON BONDS. Each Portfolio, whether it purchases a Zero Coupon Bond at original issue or from another investor, will generally be required to include in gross income the portion of the "original issue discount" (the difference between the issue price of the Bond and its stated redemption price at maturity) that accrues during each taxable year. Even through it is not matched by any cash receipt, such income must be taken into account by a Portfolio in determining whether the Portfolio satisfies the Distribution Requirement and is liable for federal excise tax. Interest that is not paid in cash but by the receipt of other bonds of the same issuer (so-called pay-in-kind or "PIK" bonds) must similarly be included in a Portfolio's gross income. In order to maintain its qualification as a RIC and to avoid incurring federal excise tax liability, a Portfolio may be required to dispose of investments that it would otherwise retain in order to generate cash to pay sufficient dividends.

INVESTMENT IN FOREIGN FINANCIAL INSTRUMENTS. Under Code Section 988, gains or losses from certain foreign currency forward contracts or fluctuations in currency exchange rates will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of a Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gains. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to pay any ordinary income dividends, and any such dividends paid before the losses were realized, but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing the tax basis of Portfolio shares.

HEDGING TRANSACTIONS. Some of the forward foreign currency exchange contracts, options and futures contracts that the Portfolios may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

Generally, the hedging transactions in which the Portfolios may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Portfolios of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Portfolios (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

Each Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Transactions that may be engaged in by certain of the Portfolios (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under section 1259 of the Code if a Portfolio holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Portfolio will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

Because application of the straddle, conversion transaction and constructive sale rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle or investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such transactions.

Requirements relating to each Portfolio's tax status as a RIC may limit the extent to which a Portfolio will be able to engage in transactions in options and futures contracts.

STATE TAXES

Distributions by a Portfolio to shareholders and the ownership of shares may be subject to state and local taxes.

MISCELLANEOUS CONSIDERATIONS

The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Prospective shareholders are encouraged to consult their tax advisers as to the consequences of these and other U.S., state, local, and foreign tax rules affecting investments in the Portfolio.

SECTION 817 DIVERSIFICATION REQUIREMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that fund contracts such as the VA Contracts and VLI Policies (that is, the assets of the Portfolios), which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M. Failure to satisfy those standards would result in imposition of Federal income tax on a VA Contract or VLI Policy owner with respect to the increase in the value of the VA Contract or VLI Policy. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the VA Contracts and VLI Policies is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. Provided that all of the beneficial interests in the Portfolios are owned by one or more (1) insurance companies in their general account or in segregated asset accounts, or (2) fund managers in connection with the creation or management of a regulated investment company or trust, the diversification requirements of section 817 will be applied on a look-through basis to the assets held by the Portfolios, and the interests in the Portfolios will be disregarded.

The Treasury Regulations amplify the diversification standards set forth in
Section 817(h). Under the regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these Regulations all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality shall be treated as a separate issuer. Certain Portfolios holding Treasury securities may be able to avail themselves of an alternative diversification test provided under the Treasury Regulations.

Each Portfolio will be managed with the intention of complying with these diversification requirements. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which would affect the investment performance of a Portfolio.


                             PERFORMANCE INFORMATION

From time to time, a Portfolio may advertise yield and/or total return. Such performance data for a Portfolio should be distinguished from the rate of return of a corresponding division of a Participating Insurance Company's separate account, which rate will reflect the deduction of additional insurance charges, including mortality and expense risk charges, and will therefore be lower. VA Contract owners and VLI Policy owners should consult their contract and policy prospectuses, respectively, for further information. The Portfolio's results also should be considered relative to the risks associated with its investment objectives and policies.

The Portfolio's results will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. Yield refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period.


COMPUTATION OF YIELD

From time to time, a Portfolio may advertise yield. These figures are based on historical earnings and are not intended to indicate future performance. The yield of a Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment. In particular, yield is calculated according to the following formula: Yield = 2((a-b/cd + 1)6 - 1) where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

From time to time, the Stable Value Portfolio may also quote "current yield" and "effective compound yield" in supplemental sales literature. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Stable Value Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The current yield of the Portfolio will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes and income other than investment income) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the Portfolio is determined by computing the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = ((Base Period Return + 1) 365/7) - 1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets. The yield of the Portfolio fluctuates, and the annualization of a week's dividend is not a representation by the Fund as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Portfolio invests in, changes in interest rates on money market instruments, changes in the expenses of the Portfolio and other factors.

CALCULATION OF TOTAL RETURN

From time to time, a Portfolio may advertise total return. The total return of a Portfolio refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return is calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

Total returns quoted for a Portfolio include the effect of deducting the Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract. Accordingly, the prospectus of the sponsoring Participating Insurance Company separate account should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of a Portfolio's performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing a Portfolio's performance to that of other mutual funds.

Based on the foregoing, the average annual total return and the aggregate total return for each of the Portfolios (other than Stable Value Portfolio, which had not commenced operations prior to the close of the Trust's fiscal year) through December 31, 2002, were as follows:

---------------------------------------------- ---------------------------------------------------- ----------------
                                                         Average Annual Total Return                 Aggregate
---------------------------------------------- ----------------- ----------------- ---------------- ----------------
                                                                                                      Total Return
                    Portfolio                      One Year         Five Year      Since Inception   Since Inception
---------------------------------------------- ----------------- ----------------- ---------------- ----------------
Growth II Portfolio1                               -30.43%            -5.84%            -3.96%          -20.45%
---------------------------------------------- ----------------- ----------------- ---------------- ----------------
Large Cap Growth Portfolio1                        -29.32%             1.51%             4.37%           27.41%
---------------------------------------------- ----------------- ----------------- ---------------- ----------------
Mid-Cap Portfolio4                                 -18.66%              NA              11.74%           57.35%
---------------------------------------------- ----------------- ----------------- ---------------- ----------------
Select 20 Portfolio3                               -31.34%             1.70%             1.67%            9.12%
---------------------------------------------- ----------------- ----------------- ---------------- ----------------
Select Value Portfolio2                            -25.07%             6.18%             6.83%           40.78%
---------------------------------------------- ----------------- ----------------- ---------------- ----------------
Small Cap Growth Portfolio5                        -39.69%              NA             -33.08%          -48.80%
---------------------------------------------- ----------------- ----------------- ---------------- ----------------
Small Cap Portfolio2                               -31.11%             5.05%             5.83%           34.07%
---------------------------------------------- ----------------- ----------------- ---------------- ----------------
Technology & Communications Portfolio1             -53.99%           -10.91%            -9.04%          -41.56%
---------------------------------------------- ----------------- ----------------- ---------------- ----------------


1 The Average Annual Total Return Since Inception and Aggregate Total Return Since Inception periods are calculated from April 30, 1997 (commencement of operations) through December 31, 2002.

2 The Average Annual Total Return Since Inception and Aggregate Total Return Since Inception periods are calculated from October 28, 1997 (commencement of operations) through December 31, 2002.

3 The Average Annual Total Return Since Inception and Aggregate Total Return Since Inception periods are calculated from September 25, 1997 (commencement of operations) through December 31, 2002.

4 The Average Annual Total Return Since Inception and Aggregate Total Return Since Inception periods are calculated from November 30, 1998 (commencement of operations) through December 31, 2002.

5 The Average Annual Total Return Since Inception and Aggregate Total Return Since Inception periods are calculated from April 30, 2001 (commencement of operations) through December 31, 2002.

Quotations of total return that are not annualized represent historical earnings and asset value fluctuations. Total return is based on past performance and is not a guarantee of future results.

Each Portfolio may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) or by financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs and other investment alternatives. Each Portfolio may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. Each Portfolio may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. Each Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

Each Portfolio may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.


                              FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP ("PwC"), located at Two Commerce Square, 2001 Market St, Philadelphia, Pennsylvania, serves as the independent accountants for the Trust. PwC provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings.

The audited financial statements for the fiscal year ended December 31, 2002 and the report of the independent accountants for that year are included in the Trust's Annual Report to Shareholders dated December 31, 2002. The Annual Report for each Portfolio (other than Stable Value Portfolio), except for pages 1 through 2 thereof, is incorporated herein by reference and made a part of this document. These financial statements have been audited by PwC and have been incorporated by reference into the Statement of Additional Information in reliance on the report of PwC, independent accountants, given on the authority of that firm as experts in auditing and accounting.

                                 CREDIT RATINGS

Moody's Investors Service, Inc.

                             PREFERRED STOCK RATINGS
aaa              An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.
aa               An issue which is rated "aa" is considered a high-grade
                 preferred stock. This rating indicates that there is a
                 reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.
a                An issue which is rated "a" is considered to be an
                 upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.
baa              An issue that which is rated "baa" is considered to be a
                 medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.
ba               An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured.
                 Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.
b                An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.
caa              An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.
ca               An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little
                 likelihood of eventual payments.
c                This is the lowest-rated class of preferred or preference
                 stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.
plus (+) or      Moody's applies numerical modifiers 1, 2, and 3 in
minus (-)        each rating classifications "aa" through "bb" The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                 DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY
 Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

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

Aa               Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective
                 elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A                Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade
                 obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa              Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor
                 poorly secured). Interest payments and principal security
                 appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba               Bonds which are rated "Ba" are judged to have speculative
                 elements; their future cannot be considered as well-assured.
                 Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B                Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal
                 payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa              Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca               Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C                Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Con. (...)       (This rating applies only to U.S. Tax-Exempt Municipals)
                 Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of the condition.


     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

     Moody's short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

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


Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                 o    Leading market positions in well-established industries.

                 o    High rates of return on funds employed.

                 o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                 o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                 o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime        Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Services

LONG-TERM ISSUE CREDIT RATINGS

     Issue credit ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     2. Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.



 AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

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


AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


     Obligations rated 'BB', 'B', 'CCC' , 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.



BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.
CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.
C A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


     Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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


SHORT-TERM ISSUE CREDIT RATINGS

 A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings

INTERNATIONAL LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.
DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                               Entities rated in this category have defaulted on
                 some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.
F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C                High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a
                 sustained, favorable business and economic environment.
D                Default.  Denotes actual or imminent payment default.

NOTES

     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than 'F1'.

     Fitch uses the same ratings for municipal securities as described above for Institutional short-Term Credit Ratings.